As filed with the Securities and Exchange Commission on October 19, 1995
                                              Registration No. 33-
                                                                  -----------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          --------------------------

                             Associated Banc-Corp
             (Exact name of registrant as specified in its charter)

           Wisconsin                                           39-1098068
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                            112 North Adams Street
                                P.O. Box 13307
                           Green Bay, WI  54307-3307
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             Associated Banc-Corp
                         Employee Stock Purchase Plan
                           (Full title of the plan)
                            ----------------------

                             Brian R. Bodager, Esq.
                    General Counsel and Corporate Secretary
                             Associated Banc-Corp
                            112 North Adams Street
                                P.O. Box 13307
                           Green Bay, WI  54307-3307
                                (414) 433-3166
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                            ----------------------

                    CALCULATION OF REGISTRATION FEE
===============================================================================
  Title of each   Amount to be  Proposed maximum  Proposed maximum  Amount of
class of securities registered    offering price      aggregate    registration
 to be registered                   per unit (1)   offering price(1)    fee
-------------------------------------------------------------------------------
Common Stock.......  100,000     $     36.50       $3,650,000.00   $1,259.00
===============================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and 457(h)(1) under the Securities Act of 1933 on the basis of the average of the high ($36.75) and low ($36.25) prices of the Registrant's common stock as reported on the Nasdaq Stock Market on October 12, 1995.

This Registration Statement is being filed to register additional shares for the Associated Banc-Corp Employee Stock Purchase Plan. Pursuant to instruction E of the General Instructions to Form S-8, the contents of Registration Statement Nos. 33-67436 and 33-24822 are incorporated by reference. Accordingly, the only information contained herein is information currently required by Form S-8 which was not required at the date that Registration Statement No. 33-67436 became effective.


                                    PART I


             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*





















-------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (hereinafter, the "Securities Act") and the "Note" to Part I of Form S-8).










                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

         The following documents filed with the Securities and Exchange Commission by Associated Banc-Corp (the "Registrant") are incorporated by reference in this Registration Statement:

         (a) Annual Report on Form 10-K of Associated Banc-Corp for the fiscal year ended December 31, 1994, dated March 23, 1995.

         (b) Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, dated August 11, 1995.

         (c) The description of the Registrant's common stock set forth in the Registrant's registration statement pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating any such description.

         All documents subsequently filed by the Registrant pursuant to Section 13(a) and (c) of the Exchange Act and any definitive proxy or information statements filed pursuant to Section 14 of the Exchange Act in connection with any subsequent shareholders' meeting and any reports filed pursuant to Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities that have not been sold, will be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         The Registrant is incorporated under the Wisconsin Business Corporation Law (the "WBCL"). Under Section 180.0851 of the WBCL the Registrant shall indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the Registrant. In all other cases, the Registrant shall indemnify a director or officer against liability incurred in a proceeding to which such person was a party because he or she was a director or officer of the Registrant, unless liability was incurred because he or she breached or failed to perform a duty owed to the Registrant and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct. Section 180.0858 of the WBCL provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under the Registrant's articles of incorporation, bylaws, a written agreement, or a resolution of the Board of Directors or adopted by majority vote of the Registrant s shareholders.

         Section 180.0859 of the WBCL provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses, and insurance to the extent required or permitted under Sections
180.0850 to 180.0858 of the WBCL for any liability incurred in connection with a proceeding involving a federal or state statute, rule, or regulation regulating the offer, sale, or purchase of securities.

         The Registrant's Articles of Incorporation contain no provisions in relation to the indemnification of directors and officers of the Registrant consistent with the description of the indemnification provisions in Section
180.0851 of the WBCL as described above. Article XI of the Registrant's Bylaws ("Article XI") authorizes indemnification of officers and directors of the Registrant. Article XI provides that the Registrant shall indemnify a director, officer, employee, or agent of the Registrant to the extent such individual has been successful on the merits or otherwise in the defense of any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, arbitration, or other proceeding, whether formal or informal (including, but not limited to any act or failure to act alleged or determined (i) to have been negligent; (ii) to have violated the Employee Retirement Income Security Act of 1974; or (iii) to have violated Sections 180.0832, 180.0833, and 180.1202 of the WBCL, or any successor thereto, regarding loans to directors, unlawful distributions, and distributions of assets) which involves foreign, federal, state, or local law and which is brought by or in the right of the Registrant or by any other person or entity, to which the director, officer, employee, or agent was a party because he or she is a director, officer, employee, or agent. In all other cases, the Registrant shall indemnify a director, officer, employee, or agent of the Registrant against liability and expenses incurred by such person in a proceeding unless it shall have been proven by final judicial adjudication that such person breached or failed to perform a duty owed to the Registrant under the circumstances described above as set forth in Section 180.0851 of the WBCL.
Article XI defines a director, officer, employee, or agent as (i) a natural person who is or was a director, officer, employee, or agent of the Registrant,
(ii) a natural person who, while a director, officer, employee, or agent of the Registrant is or was serving either pursuant to the Registrant's specific request or as a result of the nature of such person's duties to the Registrant as a director, officer, partner, trustee, member of any governing or decision making committee, employee, or agent of another corporation or foreign corporation, partnership, joint venture, trust, or other enterprise, and (iii) a person who while a director, officer, employee, or agent of the Registrant, is or was serving an employee benefit plan because his or her duties to the Registrant also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan. Unless the context requires otherwise, Article XI indemnification extends to the estate or personal representative of a director, officer, employee, or agent.

         All officers, directors, employees, and agents of controlled subsidiaries of the Registrant shall be deemed for purposes of Article XI to be serving as such officers, directors, employees, and agents at the request of the Registrant. The right to indemnification granted to such officers, directors, employees, and agents by Article XI is not subject to any limitation or restriction imposed by any provision of the Articles of Incorporation or Bylaws of a controlled subsidiary. For purposes of Article XI, a "controlled subsidiary" means any corporation at least 80% of the outstanding voting stock of which is owned by the Registrant or another controlled subsidiary of the Registrant.

     Upon written request by a director, officer, employee, or agent who is a party to a proceeding, the Registrant shall pay or reimburse his or her reasonable expenses as incurred if the director, officer, employee, or agent provides the Registrant with: (i) a written affirmation of his or her good faith belief that he or she is entitled to indemnification under Article XI; and (ii) a written undertaking to repay all amounts advanced without interest to the extent that it is ultimately determined that indemnification under
Article XI is prohibited. The Registrant shall have the power to purchase and maintain insurance on behalf of any person who is a director, officer, employee, or agent against any liability asserted against or incurred by the individual in any such capacity arising out of his or her status as such, regardless of whether the Registrant is required or authorized to indemnify or allow expenses to the individual under Article XI.

         The right of indemnification under Article XI may be amended only by an affirmative vote of a majority of the shares present or represented at an annual or special shareholders meeting at which a quorum is present. Any reduction in the right to indemnification provided by Article XI would only be prospective from the date of the vote.

Item 7.   Exemption from Registration Claimed.

          Not applicable.

Item 8.  Exhibits.

    Exhibit No.          Exhibit
     -----------          -------
          5               Opinion of Saitlin, Patzik, Frank & Samotny Ltd.
         23               Consent of KPMG Peat Marwick LLP
         24               Powers of Attorney

Item 9.  Undertakings.

         (a)  The undersigned Registrant hereby undertakes;

              (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.










                                  SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on October 19, 1995.

                                          ASSOCIATED BANC-CORP


                                          By: /s/ Harry B. Conlon
                                             ----------------------------
                                          Name:   Harry B. Conlon
                                          Title:  Chairman, President, and
                                                  Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                     Title                      Date
         ---------                     -----                      ----

/s/ Harry B. Conlon            Chairman, President,         October 19, 1995
--------------------------    Chief Executive Officer
    Harry B. Conlon                and a Director

    Robert Feitler       *           Director                October 19, 1995
--------------------------
    Robert Feitler

    Robert C. Gallagher  *   Executive Vice President        October 19, 1995
--------------------------        and a Director
    Robert C. Gallagher

    Ronald R. Harder     *           Director                October 19, 1995
--------------------------
    Ronald R. Harder

    John S. Holbrook, Jr.*           Director                October 19, 1995
--------------------------
    John S. Holbrook, Jr.

    William R. Hutchinson *          Director                October 19, 1995
---------------------------
    William R. Hutchinson

    James F. Janz         *          Director                October 19, 1995
---------------------------
    James F. Janz

    William J. Lawson     *          Director                October 19, 1995
---------------------------
    William J. Lawson

    John C. Meng          *          Director                October 19, 1995
---------------------------
    John C. Meng

    J. Douglas Quick      *          Director                October 19, 1995
---------------------------
    J. Douglas Quick
                               Senior Vice President,
/s/ Joseph B. Selner        Chief Financial Officer and      October 19, 1995
---------------------------   Chief Accounting Officer
    Joseph B. Selner

    *Brian R. Bodager hereby signs this Registration Statement on October 19, 1995, on behalf of each of the indicated persons for whom he is attorney-in-fact pursuant to a power of attorney filed herewith.

                                          /s/ Brian R. Bodager
                                          -------------------------------
                                              Brian R. Bodager

































                               INDEX TO EXHIBITS



Exhibit
Number                 Description of Document
-------                -----------------------

   5                   Opinion of Saitlin, Patzik, Frank & Samotny Ltd.

  23                   Consent of KPMG Peat Marwick LLP

  24                   Powers of Attorney









































                                  EXHIBIT 5


               OPINION OF SAITLIN, PATZIK, FRANK & SAMOTNY LTD.




















































                    SAITLIN, PATZIK, FRANK & SAMOTNY LTD.
                           150 South Wacker Drive
                                  Suite 900
                           Chicago, Illinois 60606
                               (312) 551-8300


                              October 19, 1995


The Board of Directors of
 Associated Banc-Corp
112 North Adams Street
Green Bay, Wisconsin  54307

     Re:  Associated Banc-Corp:  Registration Statement on Form S-8

Gentlemen:

     We have acted as legal counsel to Associated Banc-Corp, a Wisconsin corporation (the "Registrant"), in connection with the preparation of the Registration Statement filed on or about October 19, 1995 on Form S-8 with exhibits with the Securities and Exchange Commission (the "Registration Statement"), relating to the registration of 100,000 shares of the Registrant's common stock $0.01 par value ("Common Stock"). The Registration Statement relates to additional shares for the Employee Stock Purchase Plan (the "Plan"). We have reviewed such records, documents and matters of law as we have deemed necessary to render this opinion. We have also participated in conversations with officers of the Registrant during which facts material to the opinions expressed herein were discussed. We have assumed such factual matters to be true and correct.

     In making our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photostatic copies, and the capacity of each party executing a document to so execute such document. We have also relied upon representations from the Registrant that (i) the total number of shares of Common Stock issued by the Registrant to the Plan will not be in excess of the number of shares of Common Stock currently reserved for issuance by the Registrant's Board of Directors to be issued to the Plan, unless subsequently increased as authorized by the Registrant's Board of Directors out of authorized but unissued shares of the Common Stock, and (ii) that upon issuance of such shares, that such shares when combined with the then existing number of outstanding shares of Common Stock will not exceed the then authorized number of shares of Common Stock.

     An opinion of counsel is predicated upon all of the facts and conditions as set forth therein and is based upon counsel's analysis of the statutes, regulatory interpretations, and case law in effect as of the date of this opinion. It is neither a guarantee of the current status of the law nor should it be accepted as a guarantee that a court of law or an administrative agency will concur in the opinion.

     Based upon the foregoing and assuming the accuracy of the statements regarding the Registrant and the conduct of its business all as set forth in its Registration Statement, it is our opinion that the Common Stock, when issued as provided under applicable Wisconsin law, the Registration Statement, and the Registrant's Articles of Incorporation, will be validly issued, fully paid, and non-assessable except as such shares may be subject to Section 180.0622(2)(b) of Wisconsin Business Corporation Law.

     We do not find it necessary for the purpose of this opinion, and accordingly we do not purport to cover herein, the application of the securities or "Blue Sky" laws of the various states to the issuance of the Common Stock.

     This opinion is furnished to you in connection with the filing of the Registration Statement, and is not to be used, circulated, quoted, or otherwise relied upon for any other purpose.

     We are licensed to practice only in Illinois and no opinion is expressed by us herein as to laws of other jurisdictions. This opinion is limited to the matters expressly set forth herein, and no opinion is to be implied or may be inferred beyond the others expressly so stated.

     We hereby consent to the references to this firm and the inclusion of the legality opinion as an exhibit to the Registration Statement.

                                   Very truly yours,

                                   /s/ Saitlin, Patzik, Frank & Samotny Ltd.

                                   SAITLIN, PATZIK, FRANK & SAMOTNY LTD.


SPFS:tsf





















                                 EXHIBIT 23



                        CONSENT OF KPMG PEAT MARWICK LLP





























































KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL  60601-9973



                  Consent of Independent Public Accountants

The Board of Directors
Associated Banc-Corp:

We consent to the use of our report incorporated herein by reference.

                                                /s/ KPMG Peat Marwick LLP

Chicago, Illinois
October 17, 1995

























                                 EXHIBIT 24



                              POWERS OF ATTORNEY

















































                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of September, 1995.



                                          /s/ Robert Feitler
                                          -----------------------------
                                              Robert Feitler
                                              Director




















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of September, 1995.



                                          /s/ Robert C. Gallagher
                                          -----------------------------
                                              Robert C. Gallagher
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of September, 1995.



                                          /s/ Ronald R. Harder
                                          -----------------------------
                                              Ronald R. Harder
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of September, 1995.



                                          /s/ John S. Holbrook, Jr.
                                          -----------------------------
                                              John S. Holbrook, Jr.
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of September, 1995.



                                          /s/ William R. Hutchinson
                                          -----------------------------
                                              William R. Hutchinson
                                              Director




















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of September, 1995.



                                          /s/ James F. Janz
                                          -----------------------------
                                              James F. Janz
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of September, 1995.



                                          /s/ William J. Lawson
                                          -----------------------------
                                              William J. Lawson
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of September, 1995.



                                          /s/ John C. Meng
                                          -----------------------------
                                              John C. Meng
                                              Director



















                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 (the "Act"), a Registration Statement, on Form S-8, for the registration under such Act of common stock of the Corporation issuable pursuant to the Corporation's Employee Stock Purchase Plan, hereby constitutes and appoints Harry B. Conlon and Brian R. Bodager, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and each amendment (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits hereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of September, 1995.



                                          /s/ J. Douglas Quick
                                          -----------------------------
                                              J. Douglas Quick
                                              Director